PREPAID EXPENSES AND OTHER RECEIVABLES (Details) - USD ($) $ in Thousands	Jun. 30, 2023	Mar. 31, 2023
Prepaid Expenses And Other Receivables
Prepaid clinical research costs	$ 1,783	$ 1,653
Prepaid insurance	446	621
Research & development tax credits	186	169
Other prepaid expenses	151	56
Tax deposits	115	119
Other receivables	71	71
Total prepaid expenses and other receivables	$ 2,752	$ 2,689